Investor Presentation August 28, 2019 1

DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com/sec.cfm. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this press release that are not historical facts are intended to constitute “forward-looking statements” entitled to the safe-harbor provisions of the PSLRA. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity price fluctuations; the effect of Littelfuse, Inc.’s (“Littelfuse” or the “Company”) accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; the integration of recently acquired businesses and the risk that expected benefits, synergies and growth prospects of the acquisition may not be achieved in a timely manner, or at all; and other risks which may be detailed in the Company’s Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the Company’s Annual Report on Form 10-K for the year ended December 29, 2018. For a further discussion of the risk factors of the Company, please see Item 1A. “Risk Factors” to the Company’s Annual Report on Form 10-K for the year ended December 29, 2018. Use of Non-GAAP Financial Measures. The information provided in this presentation includes certain non-GAAP financial measures, including Adjusted Operating Income, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Diluted Earnings per Share and Free Cash Flow. These non-GAAP financial measures should not be considered in isolation or a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in the appendix of this presentation. Confidential and Proprietary | Littelfuse, Inc. © 2019 2

LITTELFUSE – A GROWTH COMPANY • $1.6 billion(1) industrial technology company; NASDAQ: LFUS Who • Global leader in circuit protection We Are • Growing provider of leading power control and sensing technologies • 12,000 innovative employees worldwide • Deliver high-quality products to over 100,000 end customers for a safer, What greener, increasingly connected world We Do • Collaborate with customers to provide application expertise • Drive best-in-class shareholder returns: 16%(2) CAGR (2012 – Aug 2019) • Increasing product content across transportation, industrial and electronics How end markets We Grow • Focusing on high-growth markets and applications • Accelerating organic growth complemented with strategic M&A (1) Q2 ‘19 TTM sales (2) Source: Bloomberg as of 8/5/19 Confidential and Proprietary | Littelfuse, Inc. © 2019 3

LITTELFUSE – AN ATTRACTIVE GROWTH STORY Differentiators X Secular Growth = Best-In-Class Themes Returns Global Presence and Double Digit Revenue Growth Brand Safety Deep Customer and 17-19% Adj. Operating Margins* Distributor Relationships Resource Positioned in High-Growth Efficiency Double Digit Adj. EPS Growth* End Markets and Applications Increased Technical Capabilities and Content and 100% Free Cash Flow** Connectivity Application Expertise Conversion of Net Income *See appendix for GAAP to non-GAAP reconciliation **Free cash flow is defined as cash flow from operations minus capital expenditures Confidential and Proprietary | Littelfuse, Inc. © 2019 4

SECULAR GROWTH THEMES EXPAND END MARKET OPPORTUNITIES Increased Content and Connectivity Resource Efficiency • Smart homes and appliances • Heightened focus on • Automotive electronics sustainability • Industry 4.0 • Electrification of vehicles • Hyperscale and 5G Safety • Alternative energy and energy • Electrical protection storage • Increased comfort, convenience • More efficient motor drives and assist functions in vehicles and power conversion • Autonomous driving • Passive/active passenger safety Confidential and Proprietary | Littelfuse, Inc. © 2019 5

BROAD RANGE OF END MARKETS SERVED $10+ Billion* Addressable Market Opportunity TRANSPORTATION INDUSTRIAL ELECTRONICS • Passenger vehicle • LED lighting • Telecom • x-EV and related infrastructure • Motor drives • Data centers • Heavy truck • Renewable energy and storage • IT hardware & infrastructure • Material handling • Oil & gas • Consumer electronics • Specialty on- & off-road vehicles • Mining • White goods • Agricultural machinery • Power conversion • Building and home automation • Construction equipment • Commercial construction • Medical devices •HVAC Balanced exposure across diverse end markets *Company estimate Confidential and Proprietary | Littelfuse, Inc. © 2019 6

TRANSPORTATION APPLICATIONS Why We Are Winning • Strong global relationships with OEMs and Tier 1 customers, suppliers and distributors • World-wide brand reputation for product quality, safety and reliability • Positioned to grow with 48V/Hybrid/EV platforms Ever-greater sophistication in electrical architecture and safety systems is increasing the content of Littelfuse products *Represents hypothetical content example Confidential and Proprietary | Littelfuse, Inc. © 2019 7

INDUSTRIAL APPLICATIONS Why We Are Winning • Robust collaboration with customers and distribution channels • Unmatched technical engineering capabilities, service and support • Full range of protect and control technologies Increased focus on energy conservation is expanding the need for Littelfuse products *Represents hypothetical content example Confidential and Proprietary | Littelfuse, Inc. © 2019 8

ELECTRONICS APPLICATIONS Why We Are Winning • Deep strategic distribution and OEM channel partnerships • Diversity of customer base and applications • Broadest product offering Proliferation of smarter and more connected devices is driving demand for Littelfuse products *Represents hypothetical content example Confidential and Proprietary | Littelfuse, Inc. © 2019 9

2017 – 2021 STRATEGY: WHAT WE EXPECT TO DELIVER Free Cash Flow* Double Digit Sales Double Digit EPS Approximates Net Growth Growth Income • 5%-7% organic revenue • 17%-19% adj. operating • Strong cash generation CAGR margins • Cap-Ex continues at • 5%-7% CAGR from • 21%-23% adj. EBITDA 4%-5% of sales strategic M&A margins Accelerated organic growth through the cycle complemented with strategic M&A *Free cash flow is defined as cash flow from operations minus capital expenditures Confidential and Proprietary | Littelfuse, Inc. © 2019 10

DISCIPLINED M&A STRATEGY A FOUNDATION FOR ACCELERATED ORGANIC GROWTH Align with strategy and financial hurdles Deliver differentiated solutions Accelerated organic M&A Strengthen growth Objectives geographical presence Target high-growth, niche applications Build on protect, control, sense platforms Successful track record of acquisitions creates shareholder value Confidential and Proprietary | Littelfuse, Inc. © 2019 11

STRATEGIC M&A EXPANDS ORGANIC GROWTH OPPORTUNITIES 2012 2013 2014 2015 2016 2017 2018 ON Semiconductor Portfolio (semiconductors) Monolith     (semiconductors) SymCom    (relays) IXYS Hamlin Menber’s S.p.A. (semiconductors) (sensors) (relays) Sigmar Accel AB (sensors) (sensors) US Sensor PolySwitch (sensors) (resettable fuses) PolySwitch At acquisition, ~$630 million in net sales added since 2012 Confidential and Proprietary | Littelfuse, Inc. © 2019 12

SINCE STRATEGY INCEPTION PROVEN PERFORMANCE DELIVERS BEST-IN-CLASS RETURNS 2017-2021 Growing Sales Expanding Earnings Bolstering Cash from Adjusted Diluted EPS* Operations $271 $1,645 $8.23 $ in Millions $ in Millions $116 $668 $ per Share $3.82 2012 Q2 '19 TTM 2012 Q2 '19 TTM 2012 Q2 '19 TTM Strong track record of revenue growth drives earnings and cash generation *See appendix for GAAP to non-GAAP reconciliation Confidential and Proprietary | Littelfuse, Inc. © 2019 13

LONGTERM CAPITAL ALLOCATION PRIORITIES EXECUTION OF GROWTH STRATEGY DRIVES INCREASING VALUE FOR SHAREHOLDERS 1 Disciplined Reinvestment to Drive Organic Growth Target Free Cash Flow* Deployment Share Repurchases 2 Target Debt / EBITDA Leverage 1.0x to 2.5x 20% Dividends 20% Acquisitions that Align with Strategy and Meet Financial 3 Hurdles Acquisitions Dividend Growth in Line with Earnings; 13% CAGR of 60% 4 Annualized Dividend Rate (2012-2018) 5 Opportunistic Share Repurchases *Free cash flow is defined as cash flow from operations minus capital expenditures Confidential and Proprietary | Littelfuse, Inc. © 2019 14

COMPELLING INVESTMENT PROPOSITION A PROVEN SOURCE OF VALUE CREATION  Positioned within secular growth themes across diverse end markets  Demonstrated ability to drive above market organic growth through the cycle  Strong track record of strategic acquisitions & financial performance  Global technical & application expertise  Deep customer & distributor relationships  Experienced leadership team Best-in-class shareholder returns Confidential and Proprietary | Littelfuse, Inc. © 2019 15

Appendix

LITTELFUSE BY THE NUMBERS – FY 2018 Revenue by Segment End Markets Served Financial Results ($ in millions) $114 Net Sales Adj. Operating $1.7 Margin (1) $480 Billion 18.3% $1,124 Free Adj. Cash Diluted Flow (1) (2) EPS (1) Electronics Automotive Industrial Transportation Industrial Electronics $257.0 $9.44 Million Execution of strategies delivers results (1) See appendix for GAAP to non-GAAP reconciliation (2) Free cash flow is defined as cash flow from operations minus capital expenditures Confidential and Proprietary | Littelfuse, Inc. © 2019 18

2012 TO Q2 2019 TTM NON-GAAP MEASURES ($ in millions, except per share data) Non-GAAP EPS reconciliation 2012 Q2 2019 TTM GAAP diluted EPS $ 3.40 $ 6.62 EPS impact of Non-GAAP adjustments (below) 0.42 1.61 Adjusted diluted EPS $ 3.82 $ 8.23 Non-GAAP adjustments - (income)/expense 2012 Q2 2019 TTM Acquisition related and integration costs $ 1.3 $ 10.0 Restructuring, impairment and other charges 0.5 16.0 U.S. pension wind-up and settlement cost 5.4 - Amortization backlog - IXYS - 6.8 Non-GAAP adjustments to operating income 7.2 32.8 Other expense, net 7.3 6.7 Non-operating foreign exchange loss (gain) - 7.1 Non-GAAP adjustments to income before income taxes 14.5 46.6 Income taxes 5.3 5.9 Non-GAAP adjustments to net income $ 9.2 $ 40.7 Total EPS impact $ 0.42 $ 1.61 Adjusted operating margin / Adjusted EBITDA reconciliation 2012 Q2 2019 TTM Net sales $ 667.9 $ 1,644.9 GAAP operating income $ 106.9 $ 241.1 Add back non-GAAP adjustments 7.2 32.8 Adjusted operating income $ 114.1 $ 273.9 Adjusted operating margin 17.1% 16.7% Add back amortization 6.1 40.3 Add back depreciation 25.3 52.2 Adjusted EBITDA $ 145.5 $ 366.4 Adjusted EBITDA margin 21.8% 22.3% Free cash flow reconciliation 2012 Q2 2019 TTM Net cash provided by operating activities $ 116.2 $ 271.0 Less: Purchases of property, plant and equipment (22.5) (59.7) Free cash flow $ 93.6 $ 211.3 Note: Totals will not always foot due to rounding. Confidential and Proprietary | Littelfuse, Inc. © 2019 19

2018 NON-GAAP MEASURES ($ in millions, except per share data) Non-GAAP EPS reconciliation 2018 GAAP diluted EPS $ 6.52 EPS impact of Non-GAAP adjustments (below) 2.92 Adjusted diluted EPS $ 9.44 Non-GAAP adjustments - (income)/expense 2018 Acquisition related and integration costs $ 20.2 Restructuring, impairment and other charges 12.6 Amortization backlog - IXYS 12.4 Change in control - IXYS 2.1 Acquisition related stock-based compensation charge 4.5 Purchase accounting inventory adjustments 36.9 Non-GAAP adjustments to operating income 88.7 Other expense, net 0.9 Non-operating foreign exchange loss (gain) (0.9) Non-GAAP adjustments to income before income taxes 88.7 Income taxes 15.1 Non-GAAP adjustments to net income $ 73.6 Total EPS impact $ 2.92 Adjusted operating margin / Adjusted EBITDA reconciliation 2018 Net sales $ 1,718.5 GAAP operating income $ 225.0 Add back non-GAAP adjustments 88.7 Adjusted operating income $ 313.7 Adjusted operating margin 18.3% Add back amortization 39.8 Add back depreciation 51.0 Adjusted EBITDA $ 404.5 Adjusted EBITDA margin 23.5% Free cash flow reconciliation 2018 Net cash provided by operating activities $ 331.8 Less: Purchases of property, plant and equipment (74.8) Free cash flow $ 257.0 Note: Totals will not always foot due to rounding. Confidential and Proprietary | Littelfuse, Inc. © 2019 20